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                                                                   EXHIBIT 10.16


                           CARAUSTAR INDUSTRIES, INC.

                                AMENDMENT NO. 2
                              TO CREDIT AGREEMENT


     AMENDMENT NO. 2, dated as of October 30, 1998 (the "Amendment"), to the CREDIT AGREEMENT, dated as of July 23, 1997, by and among CARAUSTAR INDUSTRIES, INC., a North Carolina corporation (the "Borrower"), BANKERS TRUST COMPANY, as Administrative Agent, NATIONSBANK, NA, as Syndication Agent, SUNTRUST BANK, ATLANTA, as Documentation Agent, FIRST UNION NATIONAL BANK, as Managing Agent, and the lenders party thereto (the "Lenders").

                             W I T N E S S E T H :

     WHEREAS, the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent, the Managing Agent and the Lenders have entered into a Credit Agreement, dated as of July 23, 1997 (as amended, the "Credit Agreement");

     WHEREAS, the Borrower has requested and the Lenders have agreed to amend the Credit Agreement as set forth herein;

     NOW, THEREFORE, upon the terms and conditions hereinafter set forth, the parties hereto hereby agree to amend the Credit Agreement as follows:


                                   ARTICLE 1

                                   AMENDMENTS

     Section 1.01 Amendment to Section 1.1 of the Credit Agreement. Section
1.1 of the Credit Agreement shall be amended by deleting the terms "Intercompany Subordination Agreement" and "Subsidiary Guarantee" in their entirety and by deleting the references thereto in the term "Loan Documents".

     Section 1.02 Amendment to Section 2.10 of the Credit Agreement. Section
2.10 of the Credit Agreement shall be deleted in its entirety.

     Section 1.03 Amendment to Section 4.1(c)(i). Whereas Section 9.1 of the Credit Agreement has been amended to prohibit the Leverage Ratio of the Borrower to be greater than 3.50 to 1.00, reference to the Leverage Ratio of "Greater than 3.50 to 1.00" and the corresponding Eurodollar Margin under
Section 4.1(c)(i) of the Credit Agreement shall be deleted and the words "but less than or equal to 3.50 to 1.00" under the Leverage Ratio referred to as "Greater than 3.00 to 1.00 but less than or equal to 3.50 to 1.00" under
Section 4.1(c)(i) shall be deleted.
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     Section 1.04  Amendment to Section 8.11 of the Credit Agreement. Section
8.11 of the Credit Agreement shall be deleted in its entirety.

     Section 1.05  Amendment to Section 9.1 of the Credit Agreement. Section
9.1 of the Credit Agreement shall be amended by deleting the words "4.00 to 1.00" and inserting the words "3.50 to 1.00" in lieu thereof.

     Section 1.06  Amendment to Section 9.2 of the Credit Agreement.  Section
9.2 of the Credit Agreement shall be amended by deleting the words "2.50 to 1.00" and inserting the words "3.00 to 1.00" in lieu thereof.

     Section 1.07  Amendment to Section 10.1 of the Credit Agreement. Section
10.1 of the Credit Agreement shall be amended (i) by deleting the last proviso in clause (e) thereof; (ii) by deleting clause (f) in its entirety and inserting the following clause (f) in lieu thereof: "(f) additional Debt of the Borrower (excluding the Subsidiaries); provided, that, after giving effect to the incurrence of such Debt, there does not exist a Default or Event of Default; and"; (iii) deleting clauses (g) and (i) in their entirety; and (iv) by re-lettering clause (h) as clause (g).

     Section 1.08  Amendment to Section 10.3 of the Credit Agreement. Section
10.3 (g) of the Credit Agreement shall be amended by deleting subclause (v) thereof in its entirety.

     Section 1.09  Amendment to Section 10.10 of the Credit Agreement. Section
10.10 of the Credit Agreement shall be amended by inserting the following proviso at the end thereof: "provided, that the Borrower may enter into agreements evidencing Debt issued by the Borrower pursuant to an effective registration statement under the Securities Act of 1933, as amended or under Rule 144A thereunder if the covenants set forth in such agreements are no more restrictive than the covenants set forth on Annex I to Amendment No. 2 hereto".

     Section 1.10  Amendment to Section 11.1 of the Credit Agreement. Section
11.1 of the Credit Agreement shall be amended by inserting the following subclause (C) to clause (f)(ii) thereof; "(C) an event of default shall occur under the indenture (as amended, supplemented or otherwise modified) relating to the debt securities described in the Description of Debt Securities attached as Annex II to Amendment No. 2 hereto or any other agreement governing Debt in an aggregate principal amount in excess of $10,000,000 entered into after the date of Amendment No. 2 hereto".


                                   ARTICLE II

                          EFFECTIVENESS OF AMENDMENTS

     This Amendment shall become effective on the opening of business in New York on the Business Day on which the Administrative Agent has notified the Borrower and the Banks that the Administrative Agent has executed a counterpart


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signature page of this Amendment and has received executed counterpart signature pages of this Amendment from the Borrower and the Required Lenders.


                                  ARTICLE III

                                 MISCELLANEOUS


     3.01 Expenses. The Borrower agrees to pay all reasonable expenses incurred by the Administrative Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment by the Administrative Agent and the Lenders, including, without limitation, reasonable fees and expenses of counsel to the Administrative Agent and the Lenders.

     3.02 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

          (a) This Amendment modifies the Credit Agreement to the extent set forth herein, is hereby incorporated by reference into the Credit Agreement and is made a part thereof. On and after the effective date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

          (b) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

     3.03 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     3.04 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     3.05 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when


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so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of October 30, 1998.

                                         CARAUSTAR INDUSTRIES, INC.,
                                          as Borrower


                                         By: /s/ H. Lee Thrash III
                                            -------------------------------
                                            Name:  H. Lee Thrash III
                                            Title: V.P. & CFO



                                         BANKERS TRUST COMPANY,
                                          as Administrative Agent, a
                                          Lender and Swingline Lender


                                         By: /s/ Robert R. Telesca
                                            -------------------------------
                                            Name:  ROBERT R. TELESCA
                                            Title: ASSISTANT VICE PRESIDENT



                                         NATIONSBANK, N.A.,
                                          as Syndication Agent and a Lender


                                         By: /s/ Michael L. Short
                                            -------------------------------
                                            Name:  Michael L. Short
                                            Title: Senior Vice President



                                         SUNTRUST BANK, ATLANTA,
                                          as Documentation Agent and a
                                          Lender


                                         By: /s/ Jenna H. Kelly
                                            -------------------------------
                                            Name:  Jenna H. Kelly
                                            Title: Vice President


                                         By: /s/ Samuel M. Jannetta, Jr.
                                            -------------------------------
                                            Name:  Samuel M. Jannetta, Jr.
                                            Title: Banking Officer


                                         FIRST UNION NATIONAL BANK,
                                          as Managing Agent and a Lender


                                         By: /s/ Scott Santa Cruz
                                            ------------------------------
                                            Name:  Scott Santa Cruz
                                            Title: Vice President
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                                    THE BANK OF TOKYO - MITSUBISHI LTD.,
                                    as Co-Agent and a Lender


                                    By:
                                        --------------------------------
                                        Name:
                                        Title:


                                    THE BANK OF NEW YORK,
                                    as Co-Agent and a Lender


                                    By: /s/ David C. Siegel
                                        --------------------------------
                                        Name:  DAVID C. SIEGEL
                                        Title: Vice President


                                    THE BANK OF NOVA SCOTIA,
                                    as Co-Agent and a Lender


                                    By: /s/ William E. Zarrett
                                        --------------------------------
                                        Name: William E. Zarrett
                                        Title: Senior Relationship Manager


                                    CREDIT LYONNAIS ATLANTA AGENCY,
                                    as Co-Agent and a Lender


                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:


                                    WACHOVIA BANK,
                                    as Co-Agent and a Lender


                                    By: /s/ TAMMIE S. FABBRINI
                                       ---------------------------------
                                       Name:  Tammie S. Fabbrini
                                       Title: Vice President
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                                    CHRISTIANA BANK,
                                    as a Lender


                                    By: /s/ Carl Petter Svendsen
                                       --------------------------------
                                       Name: CARL PETTER SVENDSEN
                                       Title: SENIOR VICE PRESIDENT


                                        /s/ Peter M. Dodge
                                       --------------------------------
                                       Name: PETER M. DODGE
                                       Title: SENIOR VICE PRESIDENT


                                    FLEET BANK,
                                    as a Lender


                                    By: /s/ Barrett O. Bencivenga
                                        --------------------------------
                                        Name: Barrett O. Bencivenga
                                        Title: SVP


                                    THE FUJI BANK, LIMITED,
                                    as a Lender


                                    By:
                                        --------------------------------
                                        Name:
                                        Title:


                                    THE INDUSTRIAL BANK OF JAPAN,
                                    LIMITED, ATLANTA AGENCY,
                                    as a Lender


                                    By:
                                        --------------------------------
                                        Name:
                                        Title:


                                    MELLON BANK, N.A.,
                                    as a Lender


                                    By:
                                        --------------------------------
                                        Name:
                                        Title:
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                                    THE SANWA BANK LIMITED,
                                    as a Lender


                                    By:
                                        --------------------------------
                                        Name:
                                        Title:


                                    TORONTO DOMINION (TEXAS), INC.
                                    as a Lender


                                    By: /s/ Debbie A. Greene
                                        --------------------------------
                                        Name:  DEBBIE A. GREENE
                                        Title: VICE PRESIDENT